N / E / W / S     R / E / L / E / A / S / E

October 28, 2010

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER RESULTS

First Merchants Corporation (NASDAQ – FRME) has reported third quarter earnings totaling $.02 per fully diluted common share and net income available to common stockholders of $765,000.  Year-to-date earnings per fully diluted common share and net income available to common stockholders totaled $.38 and $9.2 million, respectively.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our results for the third quarter reflect a continuation of core earnings and tangible capital improvement, as well as, an acceleration of non-accrual loan resolutions. The migration we are seeing in credit quality provides evidence of recovery in our portfolio and our local economies.” Rechin also stated, “The improvement in the tangible common equity ratio to over 6 percent is a milestone in our capital plan and improving our coverage ratio of non-accrual loans to 85% is very satisfying.  Our highest priority continues to be meeting the needs of the communities and customers we serve.”

Total assets were $4.180 billion as of quarter end and total loans, including loans held for sale, were $2.929 billion as loan demand from our commercial and consumer customers remains soft.  The added liquidity produced from growth in the Corporation’s demand deposits of $48 million and loan maturities, throughout the twelve month period, resulted in strategic reductions of higher paying deposit liabilities and borrowings and increases in the Corporation’s bond portfolio.  The Corporation’s loan to deposit ratio is now 90 percent and its loan to asset ratio totals 70.1 percent.

Net-Interest margin expanded by 10 basis points, compared to the same three month period last year, and remained strong totaling 3.93 percent for the quarter as net interest income totaled $35.7 million, reflecting the strength of our asset yields and funding costs.

Non-interest income totaled $11.7 million for the quarter, after adjusting for bond gains and other-than-temporary impairment (OTTI) charges of $656,000.  The third quarter of 2009 totaled $11.7 million on a comparative basis.

Total non-interest expense for the third quarter of 2010 totaled $35.1 million, a decrease of $3.9 million compared to the third quarter 2009 results.  Other expenses declined by $3.0 million, or 29 percent, as OREO and credit related professional expenses declined by $1.2 million. Prepayment penalties of $1.9 million were recognized in the third quarter of 2009.

The Corporation’s pre-tax, pre-provision earnings totaled $11.6 million for the quarter.  When normalized for a fully taxable equivalent net interest income and various adjustments, the pre-tax, pre-provision earnings totaled $17.0 million for the third quarter of 2010.

As of September 30, 2010, the Corporation’s total risk-based capital measured 15.52 percent, Tier 1 risk-based capital totaled 12.63 percent, Tier 1 leverage ratio totaled 9.66 percent, and the tangible common equity ratio totaled 6.02 percent.  All regulatory capital ratios significantly exceed the regulatory definitions of “well capitalized”.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 28, 2010.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s third quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until November 12, 2010 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 444956.

In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=132612 during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	September 30,
	2010	2009
ASSETS
Cash and due from banks	$54,736	$66,887
Federal funds sold	6,392	52,828
Cash and cash equivalents	61,128	119,715
Interest-bearing time deposits	114,401	44,312
Investment securities	701,852	489,010
Mortgage loans held for sale	15,390	25,173
Loans	2,913,364	3,398,722
Less: Allowance for loan losses	(83,660)	(86,918)
Net loans	2,829,704	3,311,804
Premises and equipment	52,774	58,482
Federal Reserve and Federal Home Loan Bank stock	36,271	38,576
Interest receivable	20,310	22,359
Core deposit intangibles and goodwill	155,180	160,017
Cash surrender value of life insurance	96,206	94,267
Other real estate owned	21,546	21,778
Tax asset, deferred and receivable	50,972	59,244
Other assets	24,586	31,747
TOTAL ASSETS	$4,180,320	$4,476,484
LIABILITIES
Deposits:
Noninterest-bearing	$525,463	$477,040
Interest-bearing	2,728,888	3,035,455
Total Deposits	3,254,351	3,512,495
Borrowings:
Securities sold under repurchase agreements	109,647	125,045
Federal Home Loan Bank advances	92,628	130,024
Subordinated debentures, revolving credit lines and term loans	227,514	194,787
Total Borrowings	429,789	449,856
Interest payable	4,011	5,722
Other liabilities	29,704	32,511
Total Liabilities	3,717,855	4,000,584
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,764	112,190
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,553,601 and 21,185,851 shares	3,194	2,648
Additional paid-in capital	231,979	205,759
Retained earnings	158,074	164,419
Accumulated other comprehensive income (loss)	1,329	(9,241)
Total Stockholders' Equity	462,465	475,900
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,180,320	$4,476,484

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
INTEREST INCOME
Loans receivable:
Taxable	$43,148	$50,683	$132,573	$157,319
Tax exempt	236	280	765	742
Investment securities:
Taxable	3,100	2,963	9,277	9,987
Tax exempt	2,610	2,788	7,804	6,919
Federal funds sold	3	27	23	81
Deposits with financial institutions	84	73	239	291
Federal Reserve and Federal Home Loan Bank stock	250	359	940	1,031
Total Interest Income	49,431	57,173	151,621	176,370
INTEREST EXPENSE
Deposits	9,434	13,666	31,449	45,946
Federal funds purchased	1	6	5	28
Securities sold under repurchase agreements	401	512	1,329	1,486
Federal Home Loan Bank advances	1,218	2,209	4,222	7,605
Subordinated debentures, revolving credit lines and term loans	2,695	1,932	6,540	5,524
Total Interest Expense	13,749	18,325	43,545	60,589
NET INTEREST INCOME	35,682	38,848	108,076	115,781
Provision for loan losses	10,521	24,240	39,405	96,156
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	25,161	14,608	68,671	19,625
OTHER INCOME
Service charges on deposit accounts	3,404	3,963	10,172	11,393
Fiduciary activities	1,773	1,844	5,811	5,583
Other customer fees	2,080	2,004	6,773	5,953
Commission income	1,482	1,459	4,958	5,216
Earnings on cash surrender value of life insurance	540	391	1,574	1,045
Net gains and fees on sales of loans	2,088	1,997	4,422	5,105
Net realized gains on sales of available for sale securities	2	5,211	2,101	9,157
Other-than-temporary impairment on available for sale securities	(656)	(1,227)	(1,544)	(3,750)
Other income	332	41	684	1,942
Total Other Income	11,045	15,683	34,951	41,644
OTHER EXPENSES
Salaries and employee benefits	18,094	17,945	53,598	57,645
Net occupancy	2,574	2,422	7,483	7,434
Equipment	1,797	1,875	5,511	5,660
Marketing	519	508	1,443	1,621
Outside data processing fees	1,348	1,360	3,939	4,698
Printing and office supplies	303	300	942	1,060
Core deposit amortization	1,161	1,277	3,560	3,832
FDIC assessments	2,112	3,121	6,077	7,191
Other expenses	7,227	10,187	21,565	22,760
Total Other Expenses	35,135	38,995	104,118	111,901
INCOME (LOSS) BEFORE INCOME TAX	1,071	(8,704)	(496)	(50,632)
Income tax benefit	(564)	(3,774)	(3,374)	(20,090)
NET INCOME (LOSS)	1,635	(4,930)	2,878	(30,542)
Gain on exchange of preferred stock for trust preferred debt			10,052
Preferred stock dividends and discount accretion	(870)	(1,450)	(3,763)	(3,528)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$765	$(6,380)	$9,167	$(34,070)
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$0.02	$(0.30)	$0.38	$(1.62)
Diluted Net Income (Loss) Available to Common Stockholders	$0.02	$(0.30)	$0.38	$(1.62)
Cash Dividends Paid	$0.01	$0.08	$0.03	$0.39
Average Diluted Shares Outstanding (in thousands)	25,686	21,170	24,273	21,085

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
NET CHARGE OFF'S	$13,831	$14,441	$47,876	$60,821

AVERAGE BALANCES:
Total Assets	$4,193,717	$4,664,010	$4,279,305	$4,732,389
Total Loans	3,009,529	3,512,101	3,103,823	3,614,129
Total Earning Assets	3,790,904	4,235,718	3,871,484	4,305,739
Total Deposits	3,264,983	3,564,502	3,342,646	3,623,485
Total Stockholders' Equity	459,263	477,196	472,445	478,542

FINANCIAL RATIOS:
Return on Average Assets	0.07%	-0.55%	0.29%	-0.96%
Return on Average Stockholders' Equity	0.67	(5.35)	2.59	(9.49)
Average Earning Assets to Average Assets	90.39	90.82	90.47	90.98
Allowance for Loan Losses as % of Total Loans	2.86	2.54	2.86	2.54
Net Charge Off's as % of Average Loans (Annualized)	1.84	1.64	2.06	2.24
Average Stockholders' Equity to Average Assets	10.95	10.23	11.04	10.11
Tax Equivalent Yield on Earning Assets	5.38	5.56	5.38	5.59
Cost of Supporting Liabilities	1.45	1.73	1.50	1.88
Net Interest Margin (FTE) on Earning Assets	3.93	3.83	3.88	3.71

NON-PERFORMING ASSETS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Non-Accrual Loans	$98,597	$120,205	$122,891	$118,409	$123,290
Renegotiated Loans	5,320	1,657	859	8,833	5,595
Non-Performing Loans (NPL)	103,917	121,862	123,750	127,242	128,885
Real Estate Owned and Repossessed Assets	21,546	20,124	18,268	14,879	21,778
Non-Performing Assets (NPA)	125,463	141,986	142,018	142,121	150,663
90+ Days Delinquent	5,320	4,537	2,600	3,967	5,422
NPAS & 90 Day Delinquent	$130,783	$146,523	$144,618	$146,088	$156,085
Loan Loss Reserve	$83,660	$86,970	$88,568	$92,131	$86,918
YTD Charge-offs	47,876	34,045	17,432	81,628	60,821
NPAs / Actual Assets %	3.00%	3.39%	3.25%	3.17%	3.37%
NPAs & 90 Day / Actual Assets %	3.13%	3.50%	3.30%	3.26%	3.49%
NPAs / Actual Loans and REO %	4.25%	4.61%	4.50%	4.32%	4.37%
Loan Loss Reserves / Actual Loans (%)	2.86%	2.84%	2.82%	2.81%	2.54%
NCOs / YTD Average Loans (%)	1.54%	1.08%	0.54%	2.30%	1.68%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
ASSETS
Cash and due from banks	$54,736	$60,223	$52,679	$76,801	$66,887
Federal funds sold	6,392	4,101	7,044	102,346	52,828
Cash and cash equivalents	61,128	64,324	59,723	179,147	119,715
Interest-bearing time deposits	114,401	40,823	157,735	74,025	44,312
Investment securities	701,852	646,185	639,081	563,117	489,010
Mortgage loans held for sale	15,390	7,600	3,646	8,036	25,173
Loans	2,913,364	3,051,346	3,134,540	3,269,788	3,398,722
Less: Allowance for loan losses	(83,660)	(86,970)	(88,568)	(92,131)	(86,918)
Net loans	2,829,704	2,964,376	3,045,972	3,177,657	3,311,804
Premises and equipment	52,774	53,437	54,431	55,804	58,482
Federal Reserve and Federal Home Loan Bank stock	36,271	36,218	36,721	38,576	38,576
Interest receivable	20,310	18,894	19,532	20,818	22,359
Core deposit intangibles and goodwill	155,180	156,340	157,532	158,740	160,017
Cash surrender value of life insurance	96,206	95,666	95,146	94,636	94,267
Other real estate owned	21,546	20,124	18,268	14,879	21,778
Tax asset, deferred and refundable	50,972	52,839	59,190	64,394	59,244
Other assets	24,586	26,422	28,889	31,123	31,747
TOTAL ASSETS	$4,180,320	$4,183,248	$4,375,866	$4,480,952	$4,476,484
LIABILITIES
Deposits:
Noninterest-bearing	$525,463	$516,769	$520,551	$516,487	$477,040
Interest-bearing	2,728,888	2,744,194	2,877,235	3,020,049	3,035,455
Total Deposits	3,254,351	3,260,963	3,397,786	3,536,536	3,512,495
Borrowings:
Federal funds purchased
Securities sold under repurchase agreements	109,647	107,505	112,826	125,687	125,045
Federal Home Loan Bank advances	92,628	100,540	123,261	129,749	130,024
Subordinated debentures, revolving credit lines and term loans	227,514	225,867	194,794	194,790	194,787
Total Borrowings	429,789	433,912	430,881	450,226	449,856
Interest payable	4,011	4,911	4,812	5,711	5,722
Other liabilities	29,704	25,933	53,446	24,694	32,511
Total Liabilities	3,717,855	3,725,719	3,886,925	4,017,167	4,000,584
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,764	67,649	112,559	112,373	112,190
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,553,601 and 21,185,851 shares	3,194	3,191	3,187	2,653	2,648
Additional paid-in capital	231,979	231,372	230,764	206,600	205,759
Retained earnings	158,074	158,118	150,595	150,860	164,419
Accumulated other comprehensive income (loss)	1,329	(2,926)	(8,289)	(8,826)	(9,241)
Total Stockholders' Equity	462,465	457,529	488,941	463,785	475,900
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,180,320	$4,183,248	$4,375,866	$4,480,952	$4,476,484

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
INTEREST INCOME
Loans receivable:
Taxable	$43,148	$43,977	$45,448	$48,297	$50,683
Tax exempt	236	252	277	296	280
Investment securities:
Taxable	3,100	3,286	2,891	2,348	2,963
Tax exempt	2,610	2,548	2,646	2,668	2,788
Federal funds sold	3	3	17	37	27
Deposits with financial institutions	84	95	60	75	73
Federal Reserve and Federal Home Loan Bank stock	250	330	360	348	359
Total Interest Income	49,431	50,491	51,699	54,069	57,173
INTEREST EXPENSE
Deposits	9,434	10,520	11,495	12,445	13,666
Federal funds purchased	1	4			6
Securities sold under repurchase agreements	401	429	499	511	512
Federal Home Loan Bank advances	1,218	1,440	1,564	1,627	2,209
Subordinated debentures, revolving credit lines and term loans	2,695	1,919	1,926	1,921	1,932
Total Interest Expense	13,749	14,312	15,484	16,504	18,325
NET INTEREST INCOME	35,682	36,179	36,215	37,565	38,848
Provision for loan losses	10,521	15,015	13,869	26,020	24,240
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	25,161	21,164	22,346	11,545	14,608
OTHER INCOME
Service charges on deposit accounts	3,404	3,506	3,262	3,735	3,963
Fiduciary activities	1,773	1,978	2,060	1,826	1,844
Other customer fees	2,080	2,195	2,498	1,969	2,004
Commission income	1,482	1,487	1,989	1,181	1,459
Earnings on cash surrender value of life insurance	540	526	508	569	391
Net gains and fees on sales of loans	2,088	1,185	1,149	1,744	1,997
Net realized and unrealized gains on sales of available for sale securities	2	257	1,842	1,984	5,211
Other-than-temporary impairment on available for sale securities	(656)	(400)	(488)	(2,979)	(1,227)
Other income	332	208	144	(472)	41
Total Other Income	11,045	10,942	12,964	9,557	15,683
OTHER EXPENSES
Salaries and employee benefits	18,094	17,942	17,562	18,680	17,945
Net occupancy	2,574	2,058	2,851	2,816	2,422
Equipment	1,797	1,861	1,853	1,935	1,875
Marketing	519	495	429	513	508
Outside data processing fees	1,348	1,311	1,280	1,488	1,360
Printing and office supplies	303	321	318	359	300
Core deposit amortization	1,161	1,192	1,207	1,277	1,277
FDIC assessments	2,112	2,243	1,722	3,203	3,121
Other expenses	7,227	6,920	7,418	9,386	10,187
Total Other Expenses	35,135	34,343	34,640	39,657	38,995
INCOME (LOSS) BEFORE INCOME TAX	1,071	(2,237)	670	(18,555)	(8,704)
Income tax benefit	(564)	(1,894)	(916)	(8,334)	(3,774)
NET INCOME (LOSS)	1,635	(343)	1,586	(10,221)	(4,930)
Gain on exchange of preferred stock for trust preferred debt		10,052
Preferred stock dividends and discount accretion	(870)	(1,443)	(1,450)	(1,451)	(1,450)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$765	$8,266	$136	$(11,672)	$(6,380)
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.02	$0.35	$0.01	$(0.55)	$(0.30)
Diluted Net Income (Loss) Available to Common Stockholders	$0.02	$0.35	$0.01	$(0.55)	$(0.30)
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.08	$0.08
Average Diluted Shares Outstanding (in thousands)	25,686	25,633	21,462	21,211	21,170
FINANCIAL RATIOS:
Return on Average Assets	0.07%	0.77%	0.01%	-1.04%	-0.55%
Return on Average Stockholders' Equity	0.67	6.73	0.12	(9.87)	(5.35)
Average Earning Assets to Average Assets	90.39	90.34	90.64	90.28	90.82
Allowance for Loan Losses as % of Total Loans	2.86	2.84	2.82	2.81	2.54
Net Charge Off's as % of Average Loans (Annualized)	1.84	2.14	2.18	2.49	1.64
Average Stockholders' Equity to Average Assets	10.95	11.47	10.70	10.50	10.23
Tax Equivalent Yield on Earning Assets	5.38	5.38	5.39	5.48	5.56
Cost of Supporting Liabilities	1.45	1.48	1.57	1.62	1.73
Net Interest Margin (FTE) on Earning Assets	3.93	3.90	3.82	3.86	3.83

LOANS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Commercial and industrial loans	$550,310	$589,157	$621,591	$675,860	$806,289
Agricultural production financing and other loans to farmers	99,087	108,439	109,457	121,031	124,601
Real estate loans:
Construction	91,705	111,070	131,548	158,725	147,343
Commercial and farmland	1,207,528	1,251,430	1,259,588	1,254,115	1,228,983
Residential	779,483	816,823	821,014	841,584	855,931
Individuals' loans for household and other personal expenditures	128,400	129,724	142,108	154,132	177,338
Tax exempt loans	22,308	18,025	23,047	22,049	23,846
Lease financing receivables, net of unearned income	5,763	6,143	6,396	7,135	7,797
Other loans	28,780	20,535	19,791	35,157	26,594
Loans	2,913,364	3,051,346	3,134,540	3,269,788	3,398,722
Allowance for loan losses	(83,660)	(86,970)	(88,568)	(92,131)	(86,918)
NET LOANS	$2,829,704	$2,964,376	$3,045,972	$3,177,657	$3,311,804

DEPOSITS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Demand deposits	$1,288,975	$1,246,006	$1,261,305	$1,308,741	$1,178,372
Savings deposits	761,181	730,105	738,742	733,142	726,894
Certificates and other time deposits of $100,000 or more	350,623	374,016	416,113	438,264	492,875
Other certificates and time deposits	685,917	715,941	750,382	781,509	803,173
Brokered deposits	167,655	194,895	231,244	274,880	311,181
TOTAL DEPOSITS	$3,254,351	$3,260,963	$3,397,786	$3,536,536	$3,512,495